OPPENHEIMER MAIN STREET CALIFORNIA TAX-EXEMPT FUND
SEMIANNUAL REPORT DECEMBER 31, 1995

[Picture of Shopping Couple]

''We want
investment
income
that won't
add to our
taxes.''

[Oppenheimer Logo]

NEWS


STANDARDIZED YIELD
--------------------------------------
For the 30 Days Ended 12/31/95:(4)

Class A

4.55%
--------------------------------------

Class B

3.77%
--------------------------------------

THE FUND'S CLASS A SHARES
ARE RANKED **** AMONG
770 MUNICIPAL BOND
FUNDS AS OF 12/31/95 BY
MORNINGSTAR MUTUAL FUNDS.(5)

This Fund is for people who need income that's exempt from taxes.

HOW YOUR FUND IS MANAGED
--------------------------------------------------------------------------------

Oppenheimer Main Street California Tax-Exempt Fund invests in a diversified portfolio of California municipal bonds. As a Fund shareholder, you receive income that is free from federal and California income taxes.(1) Your dividends don't increase your taxable income, so you can keep more of what you earn.

     Main Street California Tax-Exempt Fund is managed by an experienced team of municipal bond specialists who research investments thoroughly before they are included in the Fund's portfolio.


PERFORMANCE
--------------------------------------------------------------------------------

Total return at net asset value for the six months ended 12/31/95 was 7.26% for Class A shares and 6.64% for Class B shares.(2)

     Your Fund's average annual total returns at maximum offering price for Class A shares for the 1- and 5-year periods ended 12/31/95 and since inception of the Class on 5/18/90 were 14.03%, 7.52% and 7.75%, respectively.

For Class B shares, average annual total returns for the 1-year period ended 12/31/95 and since inception of the Class on 10/29/93 were 13.43% and 2.67%, respectively.(3)

OUTLOOK
--------------------------------------------------------------------------------

"Our outlook remains positive. We believe that with favorable economic fundamentals such as moderate growth and low inflation, the coming year should be a good environment for municipal bonds."

                                             Robert Patterson, Portfolio Manager
                                                               December 31, 1995

Total returns include change in share price and reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. For more complete information, please review the prospectus carefully before you invest.

1. A portion of the distributions paid by the Fund may be subject to federal and state income taxes. For investors subject to federal and/or state alternative minimum tax (AMT), the Fund's distributions may increase this tax. Capital gains distributions, if any, are taxed as capital gains.

2. Based on the change in net asset value per share for the period shown, without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

3. Class A returns show results of hypothetical investments on 12/31/94, 12/31/90 and 5/18/90 (inception of class), after deducting the current maximum initial sales charge of 4.75%. Class B returns show results of hypothetical investments on 12/31/94 and 10/29/93 (inception of class), and the deduction of the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). An explanation of the different performance calculations is in the Fund's prospectus.

4. Standardized yield is net investment income calculated on a yield-to-maturity basis for the 30-day period ended 12/31/95, divided by the maximum offering price at the end of the period, compounded semiannually and then annualized. Falling net asset values will tend to artificially raise yields.

5. Source: Morningstar Mutual Funds, 12/31/95. Morningstar, Inc., an independent mutual fund monitoring service, produces proprietary monthly rankings of funds in broad investment categories (equity, taxable bond, tax-exempt bond, or "hybrid") based on risk-adjusted investment returns, after considering sales charges and expenses. Investment return measures a fund's (or class's) 3-, 5-, and 10-year (depending on the inception of the class or fund) average annual total returns in excess of 90-day U.S. Treasury bill returns. Risk measures a fund's (or class's) performance below 90-day U.S. Treasury bill returns. Risk and returns are combined to produce star rankings, reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), 4 stars is "above average" and 1 star is the "lowest" (bottom 1%). The 4-star current ranking is a weighted average of the 3- and 5-year rankings for the class, which were both 4 stars, weighted 40% and 60%, respectively. There were 770 and 499 funds ranked in these respective periods. Rankings are subject to change. The Fund's Class A and Class B shares have the same portfolio.

2    Oppenheimer Main Street California Tax-Exempt Fund

[PHOTO]                                       [PHOTO]
James C. Swain                                Bridget A. Macaskill
Chairman                                      President
Oppenheimer                                   Oppenheimer
Main Street California                        Main Street California
Tax-Exempt Fund                               Tax-Exempt Fund



Dear OppenheimerFunds Shareholder,

This has been a year in which performance has been strong for municipal bonds because potential obstacles became great opportunities for municipal bonds investors.

     Like most fixed-income securities, municipal bonds have enjoyed the benefits of declining long-term interest rates in 1995. When interest rates fall, outstanding municipal bonds generally appreciate in value. But what distinguished municipal bonds in 1995 was the relationship between their yields and taxable U.S. government bonds. Normally, a municipal bond yields about 80% of its taxable counterpart. For example, if a 30-year Treasury yields 6%, then a long-term municipal bond could be expected to yield about 4.80%. In 1995, that same municipal bond would yield as much as 5.50%.

     For taxpayers in the 36% income bracket, a 5.50% tax-free yield is the equivalent of receiving more than 8.5% on a taxable investment. At the same time, inflation is less than 3%. Indeed, municipal bonds are producing some of the best real, inflation-adjusted tax-free yields for some time.

     The reason for this opportunity is a potential obstacle to the municipal bond marketplace. There are several proposals in Congress for a "flat" tax, which would diminish the current advantage of municipal bonds because ordinary income would be taxed at a lower rate. While we can't be certain where these proposals will lead, we believe that the odds of significant tax reform adversely affecting municipal bonds in the near future are quite low. Indeed, the recent battles over the federal budget deficit suggest that passing sweeping tax legislation impacting so many different parties is a difficult proposition. In any case, the matter will almost certainly not be resolved until well after the November presidential election.

     The other potential concern in the municipal bond market was the bankruptcy of Orange County, California. Except for a few weeks early in 1995, most of the municipal bond market shrugged off these developments as an isolated incident. Nevertheless, Orange County had a positive side for municipal bond investors: there was a demand for additional financial disclosure by professional investors, and a tightening of credit requirements by the major rating agencies. The Orange County episode is a good reminder of the importance of diversification.

     With a stable economy, falling long-term interest rates, low inflation, and the high ratio of tax-free municipal bond yields to taxable U.S. government securities, we believe that municipal bonds continue to offer an attractive package to income-oriented investors. And a municipal bond fund offers the additional advantage of diversification, a goal that is difficult for most individual investors to accomplish by buying individual securities.

     Your portfolio manager discusses the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds, and we look forward to helping you reach your investment goals in the future.


/s/ JAMES C. SWAIN                      /s/ BRIDGET A. MACASKILL
------------------                      ------------------------
James C. Swain                          Bridget A. Macaskill



January 22, 1996

3    Oppenheimer Main Street California Tax-Exempt Fund

Q + A



Q How did the Fund
perform?


An interview with your Fund's managers.

HOW HAS THE FUND PERFORMED OVER THE PAST SIX MONTHS?

1995 was a great year for municipal bonds, which has translated into a great year for the Fund. We were able to capture appreciation as the market rallied, as well as to continue to pay tax-exempt income at a competitive rate.

WHAT FACTORS MADE POSITIVE CONTRIBUTIONS TO YOUR PERFORMANCE?

One of the ways we benefited was through the favorable sup-ply and demand relationship that characterized the period. While demand remained relatively high--both from investors seeking tax-free income and those who were simply interested in potential price appreciation--there were less new municipal bond offerings brought to market in 1995. This relationship supported prices over the past six months and should continue to work in favor of bondholders going forward.

WERE THERE ANY FACTORS THAT LIMITED PERFORMANCE OVER THE PERIOD?

Throughout the year, the overriding theme has been the possibility of tax reform. Tax reform, if it were dramatic, would have the potential to limit municipal bonds' tax advantages. The fact that it's being discussed in Washington has limited the rally of bond prices. And longer-term bonds have felt pricing pressures more because they would be affected more by any such changes. We continue to believe that any reforms that may pass in the near term will be limited in scope, however, so we've viewed this period of nervousness as a buying opportunity.

WHAT AREAS OF THE MARKET ARE YOU CURRENTLY TARGETING?

In response to tax reform talks, we've focused on buying both bonds with shorter

4    Oppenheimer Main Street California Tax-Exempt Fund

FACING PAGE
Top left: Robert Patterson,
Portfolio Manager, with Len Darling,
Executive VP, Director of Fixed Income
Investments

Top right: Michael Maciolek,
Securities Analyst

Bottom: Caryn Halbrecht, Vice
President, Tax-Exempt Portfolio
Manager

THIS PAGE
Top right: Robert Patterson

Bottom: Caryn Halbrecht with Donna
Compert, Municipal Securities Trader

A 1995 was a great year for municipal bonds.

maturities and prerefunded bonds. Because of the time it would take to change the tax laws, both of these sectors have been less vulnerable to price pressures. We've also been buying bonds with maturities of 15--20 years. This area of the market already reflects the negative impact of tax reform fears--which during the rally only meant that they didn't appreciate as much as other bonds--to the point where we think they are selling at compelling values. Due to the current yield curve, these bonds are paying nearly as much income as longer bonds, but with less suscep-tibility to price pressures.(1)

     Beyond our strategy for managing tax reform, as bonds rallied over the year, we've been selling par bonds, or bonds that we bought at a discount, that have realized their potential.

     In the portfolio, we've also been emphasizing revenue bonds over general obligation bonds. Unlike general obligations, which are reliant on the taxing authority of the municipality issuing them, the income for revenue bonds comes from the project being financed itself--like a bridge or toll road. As a result, revenue bonds' income can be more measurable and predictable. We've recently been focusing on transportation projects in areas where we're seeing modest but steady economic recovery and avoiding investing in localities and counties that we think might be vulnerable to budget pressures.

WHAT IS YOUR OUTLOOK FOR THE FUND?

Our outlook remains positive. We believe that with favorable economic fundamentals such as moderate growth and low inflation, the coming year should be a good environment for municipal bonds. With the market having moved dramatically over the year, however, we expect that the coming year will be a more typical period for municipal bond investors--where bonds will continue to perform well, but where the majority of returns will come from income. Within that environment, we believe the investment decisions we've made will position us to provide a competitive level of income with low relative volatility.



1. The Fund's portfolio is subject to change.

5    Oppenheimer Main Street California Tax-Exempt Fund

STATEMENT OF INVESTMENTS   December 31, 1995 (Unaudited)

                                                                           RATINGS: MOODY'S/   FACE                   MARKET VALUE
                                                                           S&P'S/FITCH'S       AMOUNT                 SEE NOTE 1
=================================================================================================================================
MUNICIPAL BONDS AND NOTES--98.2%
---------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--84.8%

Alameda County, California Certificates of
Participation, Prerefunded, BIG Insured, 7.25%, 6/1/09                     Aaa/AAA               $1,635,000            $1,882,039
---------------------------------------------------------------------------------------------------------------------------------
Anaheim, California Public Financing Authority
Tax Allocation Revenue Bonds, MBIA Insured,
6.45%, 12/28/18                                                            Aaa/AAA                2,000,000             2,211,416
---------------------------------------------------------------------------------------------------------------------------------
California Health Facilities Financing Authority
Revenue Bonds, Episcopal Homes Project,
Series A, 7.80%, 7/1/15                                                    NR/A                   1,000,000             1,088,533
---------------------------------------------------------------------------------------------------------------------------------
California Health Facilities Financing Authority
Revenue Refunding Bonds, Catholic Health Care
West, Series A, MBIA Insured, 5%, 7/1/11                                   Aaa/AAA                2,500,000             2,429,083
---------------------------------------------------------------------------------------------------------------------------------
California Housing Finance Agency Home Mtg.
Revenue Bonds, Series C, 6.75%, 2/1/25                                     Aa/AA--                5,000,000             5,294,450
---------------------------------------------------------------------------------------------------------------------------------
California Housing Finance Agency Single Family Mtg.
Purchase Revenue Bonds, Series A-2, 6.45%, 8/1/25                          Aaa/AAA                2,500,000             2,605,957
---------------------------------------------------------------------------------------------------------------------------------
California Pollution Control Financing Authority
Revenue Bonds, Pacific Gas & Electric Co. Project,
Series B, 6.35%, 6/1/09                                                    A1/A                   2,000,000             2,153,554
---------------------------------------------------------------------------------------------------------------------------------
California State Department of Water Resources
Central Valley Project Revenue Bonds, Water System,
Prerefunded, Series H, 6.90%, 12/1/25                                      Aaa/AA                 1,000,000             1,121,236
---------------------------------------------------------------------------------------------------------------------------------
California State Public Works Board Lease Revenue
Bonds, Department of Corrections-Madera
State Prison, Series E, 5.50%, 6/1/15                                      A1/A--/A--             2,000,000             1,960,178
---------------------------------------------------------------------------------------------------------------------------------
Capistrano, California Unified School District
Community Facilities District Special Tax Bonds,
No. 87-1, 7.60%, 9/1/14                                                    NR/NR                  1,000,000             1,018,673
---------------------------------------------------------------------------------------------------------------------------------
Contra Costa, California Water District Revenue Bonds,
Prerefunded, Series A, 6.875%, 10/1/20                                     NR/A+                  1,100,000             1,243,376
---------------------------------------------------------------------------------------------------------------------------------
Corona, California Certificates of Participation,
Prerefunded, Series B, 10%, 11/1/20                                        Aaa/AAA                3,250,000             4,365,039
---------------------------------------------------------------------------------------------------------------------------------
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue Bonds, Sr. Lien,
Series A, 6.50%, 1/1/32                                                    Baa/BBB--/BBB          1,400,000             1,438,763
---------------------------------------------------------------------------------------------------------------------------------
Los Angeles County, California Transportation
Commission Sales Tax Revenue Bonds, Prerefunded,
Series A, FGIC Insured, 6.75%, 7/1/18                                      Aaa/AAA/AAA            1,000,000             1,134,799
---------------------------------------------------------------------------------------------------------------------------------
Los Angeles, California Convention & Exhibition Center
Authority Refunding Certificates of Participation,
Prerefunded, Series A, 7.375%, 8/15/18                                     Aaa/AAA                2,300,000             2,580,756
---------------------------------------------------------------------------------------------------------------------------------
Los Angeles, California Wastewater System Revenue
Refunding Bonds, Series D, FGIC Insured, 8.70%, 11/1/03                    Aaa/AAA/AAA            5,115,000             6,528,162
---------------------------------------------------------------------------------------------------------------------------------
Metropolitan Water District of Southern California
Waterworks Revenue Refunding Bonds, 5.55%, 10/30/20                        Aa/AA                  3,000,000             2,979,756
---------------------------------------------------------------------------------------------------------------------------------
Northern California Transmission Agency Revenue Bonds,
California-Oregon Transmission Project, Prerefunded,
Series A, MBIA Insured, 7%, 5/1/24                                         Aaa/AAA                  500,000               561,229
---------------------------------------------------------------------------------------------------------------------------------
Orange County, California Community Facilities
District Special Tax Bonds, No. 87-3, Prerefunded,
Series A, 8.05%, 8/15/08                                                   NR/NR                  1,480,000             1,657,444


6  Oppenheimer Main Street California Tax-Exempt Fund

                                                                           RATINGS: MOODY'S/   FACE                   MARKET VALUE
                                                                           S&P'S/FITCH'S       AMOUNT                 SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA (CONTINUED)

Orange County, California Community Facilities
District Special Tax Bonds, No. 88-1, Aliso Viejo,
Prerefunded, Series A, 7.35%, 8/15/18                                      NR/AAA                $3,000,000            $3,552,567
---------------------------------------------------------------------------------------------------------------------------------
Pittsburg, California Improvement Bond Act of 1915
Bonds, Assessment District 1990-01, 7.75%, 9/2/20                          NR/NR                     95,000                97,958
---------------------------------------------------------------------------------------------------------------------------------
Redding, California Electric System Revenue
Certificates of Participation, FGIC Insured,
Inverse Floater, 7.13%, 6/1/19(1)                                          Aaa/AAA/AAA            1,150,000             1,170,094
---------------------------------------------------------------------------------------------------------------------------------
Redding, California Electric System Revenue
Certificates of Participation, MBIA Insured,
Inverse Floater, 8.295%, 7/8/22(1)                                         Aaa/AAA                  500,000               632,380
---------------------------------------------------------------------------------------------------------------------------------
Regents of the University of California Revenue
Bonds, Multiple Purpose Projects, Prerefunded,
Series A, 6.875%, 9/1/16                                                   NR/A--                 1,000,000             1,156,356
---------------------------------------------------------------------------------------------------------------------------------
Riverside County, California Community Facilities
District Special Tax Bonds, No. 88-12, 7.55%, 9/1/17                       NR/NR                  1,500,000             1,561,774
---------------------------------------------------------------------------------------------------------------------------------
Sacramento County, California Single Family
Mortgage Revenue Bonds, Escrowed to Maturity,
8.125%, 7/1/16                                                             Aaa/AAA                2,810,000             3,733,793
---------------------------------------------------------------------------------------------------------------------------------
Sacramento, California Municipal Utility
District Electric Revenue Refunding Bonds,
FGIC Insured, Inverse Floater, 8.514%, 8/15/18(1)                          Aaa/AAA/AAA            1,500,000             1,657,314
---------------------------------------------------------------------------------------------------------------------------------
San Bernardino County, California Certificates
of Participation, Medical Center Financing Project,
5.50%, 8/1/17                                                              Baa1/A--               2,500,000             2,343,917
---------------------------------------------------------------------------------------------------------------------------------
San Diego County, California Water Authority
Revenue Certificates of Participation,
Series 91-B, MBIA Insured, Inverse Floater,
8.27%, 4/8/21(1)                                                           Aaa/AAA                1,000,000             1,176,519
---------------------------------------------------------------------------------------------------------------------------------
San Francisco, California Bay Area Rapid Transit
District Sales Tax Revenue Refunding Bonds,
AMBAC Insured, 6.75%, 7/1/11                                               Aaa/AAA/AAA            1,000,000             1,161,268
---------------------------------------------------------------------------------------------------------------------------------
San Joaquin Hills, California Transportation
Corridor Agency Toll Road Revenue Bonds, Sr. Lien,
6.75%, 1/1/32                                                              NR/NR/BBB              3,500,000             3,680,614
---------------------------------------------------------------------------------------------------------------------------------
South Orange County, California Public Financing
Authority Special Tax Revenue Bonds, Sr. Lien,
Series A, MBIA Insured, 6.20%, 9/1/13                                      Aaa/AAA                1,000,000             1,058,024
---------------------------------------------------------------------------------------------------------------------------------
Southern California Home Financing Authority
Single Family Mtg. Revenue Bonds, Series A,
7.35%, 9/1/24                                                              NR/AAA                   285,000               305,530
---------------------------------------------------------------------------------------------------------------------------------
Southern California Public Power Authority
Transmission Project Revenue Bonds, Inverse Floater,
7.506%, 7/1/12(1)                                                          Aa/A+                  2,500,000             2,691,242
---------------------------------------------------------------------------------------------------------------------------------
West Basin, California Municipal Water District
Certificates of Participation, Prerefunded,
AMBAC Insured, 6.85%, 8/1/16                                               Aaa/AAA/AAA            1,000,000             1,126,488
                                                                                                                     ------------
                                                                                                                       71,360,281


7  Oppenheimer Main Street California Tax-Exempt Fund

                                                                           RATINGS: MOODY'S/   FACE                   MARKET VALUE
                                                                           S&P'S/FITCH'S       AMOUNT                 SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--13.4%

Puerto Rico Commonwealth General Obligation
Bonds, MBIA Insured, Inverse Floater, 7.284%, 7/1/08(1)                    Aaa/AAA               $1,500,000            $1,630,249
---------------------------------------------------------------------------------------------------------------------------------
Puerto Rico Commonwealth Highway &
Transportation Authority Revenue Bonds,
Prerefunded, Series T, 6.50%, 7/1/22                                       NR/AAA                 1,500,000             1,698,946
---------------------------------------------------------------------------------------------------------------------------------
Puerto Rico Commonwealth Highway Authority
Revenue Bonds, Prerefunded, Series P, 8.125%, 7/1/13                       Aaa/AAA                2,000,000             2,236,432
---------------------------------------------------------------------------------------------------------------------------------
Puerto Rico Commonwealth Public Improvement
General Obligation Bonds, Prerefunded, 7.25%, 7/1/12                       NR/AAA                 1,430,000             1,529,645
---------------------------------------------------------------------------------------------------------------------------------
Puerto Rico Commonwealth Public Improvement
General Obligation Bonds, Prerefunded,
Series A, 7.75%, 7/1/17                                                    NR/AAA                 1,000,000             1,133,174
---------------------------------------------------------------------------------------------------------------------------------
Puerto Rico Housing Finance Corp. Single
Family Mtg. Revenue Bonds, Portfolio 1,
Series B, 7.65%, 10/15/22                                                  Aaa/AAA                  295,000               313,596
---------------------------------------------------------------------------------------------------------------------------------
Puerto Rico Housing Finance Corp. Single
Family Mtg. Revenue Bonds, Portfolio 1,
Series B, 7.65%, 10/15/22                                                  Aaa/AAA                   15,000                15,000
---------------------------------------------------------------------------------------------------------------------------------
Puerto Rico Public Buildings Authority
Guaranteed Public Education & Health Facilities
Revenue Bonds, Prerefunded, Series H, 7.875%, 7/1/07                       Aaa/AAA                2,500,000             2,695,152
                                                                                                                     ------------
                                                                                                                       11,252,194

---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $79,603,799)                                                         98.2%           82,612,475
---------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                         1.8             1,482,509
                                                                                                  ---------          ------------
NET ASSETS                                                                                            100.0%          $84,094,984
                                                                                                  =========          ============

1. Represents the current interest rate for a variable rate bond. Variable rate bonds known as ``inverse floaters'' pay interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $8,957,798 or 10.65% of the Fund's net assets, at December 31, 1995.

As of December 31, 1995 , securities subject to the alternative minimum tax amounted to $14,093,284 or 16.76% of the Fund's net assets.

Distribution of investments by industry, as a percentage of total investments at value, is as follows:

INDUSTRY                                                       MARKET VALUE                         PERCENT
-----------------------------------------------------------------------------------------------------------
Utilities                                                       $20,887,795                            25.3%
Lease/Rental                                                     13,131,929                            15.9
Special Tax Bonds                                                12,292,656                            14.9
Housing                                                          12,268,326                            14.8
Transportation                                                   10,216,023                            12.3
General Obligation Bonds                                          6,988,221                             8.5
Hospitals                                                         3,517,615                             4.3
Pollution Control                                                 2,153,554                             2.6
Education                                                         1,156,356                             1.4
                                                                -----------                          ------
                                                                $82,612,475                           100.0%
                                                                ===========                          ======

See accompanying Notes to Financial Statements.


8  Oppenheimer Main Street California Tax-Exempt Fund

STATEMENT OF ASSETS AND LIABILITIES   December 31, 1995 (Unaudited)

=================================================================================================================================
ASSETS

Investments, at value (cost $79,603,799)--see accompanying statement                                                  $82,612,475
---------------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                      661,545
---------------------------------------------------------------------------------------------------------------------------------
Receivables:
Interest                                                                                                                1,724,183
Shares of capital stock sold                                                                                               39,588
---------------------------------------------------------------------------------------------------------------------------------
Other                                                                                                                       8,392
                                                                                                                      -----------
Total assets                                                                                                           85,046,183

=================================================================================================================================
LIABILITIES

Payables and other liabilities:
Investments purchased                                                                                                     562,588
Dividends                                                                                                                 293,581
Shares of capital stock redeemed                                                                                           60,120
Distribution and service plan fees                                                                                          2,083
Transfer and shareholder servicing agent fees                                                                               1,729
Other                                                                                                                      31,098
                                                                                                                      -----------
Total liabilities                                                                                                         951,199

=================================================================================================================================
NET ASSETS                                                                                                            $84,094,984
                                                                                                                      ===========

=================================================================================================================================
COMPOSITION OF
NET ASSETS

Par value of shares of capital stock                                                                                      $66,871
---------------------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                                             81,357,873
---------------------------------------------------------------------------------------------------------------------------------
Overdistributed net investment income                                                                                    (100,511)
---------------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                                                 (237,925)
---------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                                                                      3,008,676
                                                                                                                      -----------
Net assets                                                                                                            $84,094,984
                                                                                                                      ===========

=================================================================================================================================
NET ASSET VALUE
PER SHARE

Class A Shares:
Net asset value and redemption price per share (based on
net assets of $80,577,959 and 6,407,153 shares of capital stock outstanding)                                               $12.58
Maximum offering price per share (net asset value
plus sales charge of 4.75% of offering price)                                                                              $13.21

---------------------------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price and offering price per share (based on net assets
of $3,517,025 and 279,958 shares of capital stock outstanding)                                                             $12.56
See accompanying Notes to Financial Statements.


9  Oppenheimer Main Street California Tax-Exempt Fund

STATEMENT OF OPERATIONS For the Six Months Ended December 31, 1995 (Unaudited)

=================================================================================================================================
INVESTMENT INCOME

Interest                                                                                                               $2,697,251

=================================================================================================================================
EXPENSES

Management fees--Note 4                                                                                                   165,541
---------------------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                                        31,789
---------------------------------------------------------------------------------------------------------------------------------
Transfer agent and accounting services fees--Note 4                                                                        27,825
---------------------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees: Class B--Note 4                                                                        15,556
---------------------------------------------------------------------------------------------------------------------------------
Legal and auditing fees                                                                                                     4,554
---------------------------------------------------------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                                                                     2,304
Class B                                                                                                                       303
---------------------------------------------------------------------------------------------------------------------------------
Insurance expenses                                                                                                          1,647
---------------------------------------------------------------------------------------------------------------------------------
Directors' fees and expenses                                                                                                  789
---------------------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                                   576
---------------------------------------------------------------------------------------------------------------------------------
Other                                                                                                                       4,501
                                                                                                                      -----------
Total expenses                                                                                                            255,385

=================================================================================================================================
NET INVESTMENT INCOME                                                                                                   2,441,866

=================================================================================================================================
REALIZED AND UNREALIZED
GAIN (LOSS)

Net realized loss on investments                                                                                         (184,171)
---------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments                                                    3,500,319
                                                                                                                      -----------
Net realized and unrealized gain                                                                                        3,316,148
=================================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                   $5,758,014
                                                                                                                      ===========

See accompanying Notes to Financial Statements.

10  Oppenheimer Main Street California Tax-Exempt Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           SIX MONTHS ENDED            YEAR ENDED
                                                                                           DECEMBER 31, 1995           JUNE 30,
                                                                                           (UNAUDITED)                 1995
=================================================================================================================================
OPERATIONS

Net investment income                                                                       $2,441,866                 $4,872,375
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                                      (184,171)                    21,062
---------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                                        3,500,319                  1,550,552
                                                                                            ----------                 ----------
Net increase in net assets resulting from operations                                         5,758,014                  6,443,989

=================================================================================================================================
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS

Dividends from net investment income:
Class A                                                                                     (2,367,222)                (4,502,183)
Class B                                                                                        (76,350)                   (89,348)
---------------------------------------------------------------------------------------------------------------------------------
Dividends in excess of net investment income:
Class A                                                                                             --                   (258,329)
Class B                                                                                             --                     (8,756)
---------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                                        (71,159)                        --
Class B                                                                                         (3,041)                        --

=================================================================================================================================
CAPITAL STOCK
TRANSACTIONS

Net increase (decrease) in net assets resulting from
capital stock transactions--Note 2:
Class A                                                                                       (670,277)                (2,943,992)
Class B                                                                                        742,314                  1,383,961

=================================================================================================================================
NET ASSETS

Total increase                                                                               3,312,279                     25,342
---------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                         80,782,705                 80,757,363
                                                                                           -----------                -----------
End of period (including overdistributed net investment income
of $100,511 and $98,805, respectively)                                                     $84,094,984                $80,782,705
                                                                                           ===========                ===========

See accompanying Notes to Financial Statements.

11  Oppenheimer Main Street California Tax-Exempt Fund

FINANCIAL HIGHLIGHTS

                                                CLASS A
                                                ----------------------------------------------------------------------
                                                SIX MONTHS
                                                ENDED
                                                DEC. 31, 1995    YEAR ENDED JUNE 30,
                                                (UNAUDITED)      1995           1994       1993      1992       1991
======================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period            $12.09           $11.82          $12.66    $12.05    $11.61     $11.56
----------------------------------------------------------------------------------------------------------------------
Income (loss) from
investment operations:
Net investment income                              .37              .73             .75       .80       .82        .83(2)
Net realized and unrealized gain (loss)            .50              .27            (.80)      .64       .45        .05
                                              --------          -------         -------  --------  --------    -------
Total income (loss)
from investment operations                         .87             1.00            (.05)     1.44      1.27        .88

----------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net
investment income                                 (.37)            (.69)           (.73)     (.81)     (.82)      (.83)
Dividends in excess of net
investment income                                   --             (.04)           (.03)       --        --         --
Distributions from net realized gain              (.01)              --              --      (.02)     (.01)        --
Distributions in excess of net
realized gain                                       --               --            (.03)       --        --         --
                                              --------          -------         -------  --------  --------    -------
Total dividends and
distributions to shareholders                     (.38)            (.73)           (.79)     (.83)     (.83)      (.83)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $12.58           $12.09          $11.82    $12.66    $12.05     $11.61
                                              ========          =======         =======  ========  ========    =======

======================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)               7.26%            8.93%          (0.60)%   12.53%    11.21%      7.94%

======================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                 $80,578          $78,134         $79,555   $72,387   $40,055    $13,924
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $79,017          $76,148         $81,741   $54,840   $26,304     $6,661
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             5.94%(4)         6.27%           6.09%     6.46%     6.74%      6.94%
Expenses                                          0.58%(4)         0.57%           0.53%     0.39%     0.32%      0.33%(2)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                        14.5%            14.2%           20.2%      5.8%     25.7%      14.6%




                                                CLASS B
                                                --------------------------------------
                                                SIX MONTHS
                                                ENDED
                                                DEC. 31, 1995  YEAR ENDED JUNE 30,
                                                (UNAUDITED)    1995            1994(1)
=======================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period             $12.08         $11.80          $12.90
---------------------------------------------------------------------------------------
Income (loss) from
investment operations:
Net investment income                               .31            .62             .38
Net realized and unrealized gain (loss)             .49            .27           (1.07)
                                              ---------         ------         -------
Total income (loss)
from investment operations                          .80            .89            (.69)

---------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net
investment income                                  (.31)          (.57)           (.37)
Dividends in excess of net
investment income                                    --           (.04)           (.01)
Distributions from net realized gain               (.01)            --              --
Distributions in excess of net
realized gain                                        --             --            (.03)
                                              ---------         ------         -------
Total dividends and
distributions to shareholders                      (.32)          (.61)           (.41)
---------------------------------------------------------------------------------------
Net asset value, end of period                   $12.56         $12.08          $11.80
                                              =========         ======         =======
=======================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                6.64%          7.90%          (5.42)%

=======================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                 $ $3,517         $2,648          $1,203
---------------------------------------------------------------------------------------
Average net assets (in thousands)              $ $3,091         $1,904            $649
---------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              4.89%(4)       5.17%           4.91%(4)
Expenses                                           1.59%(4)       1.55%           1.62%(4)
---------------------------------------------------------------------------------------
Portfolio turnover rate(5)                         14.5%          14.2%           20.2%

1. For the period from October 29, 1993 (inception of offering) to June 30,
1994.

2. Net investment income would have been $.82 per share absent the voluntary expense assumption, resulting in an expense ratio of .42%.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1995 were $13,394,812 and $11,758,235, respectively. See accompanying Notes to Financial Statements.


12  Oppenheimer Main Street California Tax-Exempt Fund

NOTES TO FINANCIAL STATEMENTS   (Unaudited)

================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES

Oppenheimer Main Street California Tax-Exempt Fund (the Fund) is a separate series of Oppenheimer Main Street Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current income which is exempt from Federal and California personal income taxes as is available from investing in municipal securities while attempting to preserve capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge. Both classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. In addition, Class B shares have their own distribution plan and will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term ``non-money market'' debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term ``money market type'' debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A and Class B shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. The Fund concentrates its investments in California and, therefore, may have more credit risks related to the economic conditions of California than a portfolio with a broader geographical diversification.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


13  Oppenheimer Main Street California Tax-Exempt Fund

================================================================================
2. CAPITAL STOCK

The Fund has authorized 26,250,000 shares of $.01 par value capital stock of each class. Transactions in shares of capital stock were as follows:

                                        SIX MONTHS ENDED DECEMBER 31, 1995       YEAR ENDED JUNE 30, 1995
                                        ----------------------------------       ------------------------------
                                        SHARES              AMOUNT               SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
Class A:
Sold                                     155,818           $ 1,915,768              549,187        $  6,492,313
Dividends and distributions reinvested   123,979             1,524,651              262,815           3,070,057
Redeemed                                (334,386)           (4,110,696)          (1,081,996)        (12,506,362)
                                        --------           -----------           ----------        ------------
Net decrease                             (54,589)          $  (670,277)            (269,994)       $ (2,943,992)
                                        ========           ===========           ==========        ============

----------------------------------------------------------------------------------------------------------------
Class B:
Sold                                      62,412           $   762,013              125,642        $  1,482,012
Dividends and distributions reinvested     3,853                47,387                4,898              57,310
Redeemed                                  (5,560)              (67,086)             (13,193)           (155,361)
                                        --------           -----------           ----------        ------------
Net increase                              60,705           $   742,314              117,347        $  1,383,961
                                        ========           ===========           ==========        ============

================================================================================
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At December 31, 1995, net unrealized appreciation on investments of $3,008,676 was composed of gross appreciation of $3,583,152, and gross depreciation of $574,476.

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of .55% of average annual net assets, with a contractual waiver when net assets are less than $100 million. Annual fees, reflecting this waiver, are .40% of net assets of $75 million or more but less than $100 million, .25% of net assets of $50 million or more but less than $75 million, .15% of net assets of $25 million or more but less than $50 million, and 0% of net assets less than $25 million. The Manager has agreed to assume Fund expenses (with specified exceptions) in excess of the regulatory limitation of the state of California.

     For the six months ended December 31, 1995, commissions (sales charges paid by investors) on sales of Class A shares totaled $58,204, of which $16,577 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B shares totaled $29,571. During the six months ended December 31, 1995, OFDI received contingent deferred sales charges of $276 upon redemption of Class B shares.

     OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

     Under a separate approved plan, the Fund may expend up to .25% of its Class B net assets annually to reimburse OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold Class B shares of the Fund, including amounts paid to brokers, dealers, banks and other institutions. In addition, Class B shares are subject to an asset-based sales charge of .75% of net assets annually, to reimburse OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class B plan, the Board of Directors may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class B shares sold prior to termination or discontinuance of the plan. At December 31, 1995, OFDI had incurred unreimbursed expenses of $120,017 for Class B. During the six months ended December 31, 1995, OFDI retained $13,475 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs.


14  Oppenheimer Main Street California Tax-Exempt Fund

OPPENHEIMER MAIN STREET CALIFORNIA TAX-EXEMPT FUND
A Series of Oppenheimer Main Street Funds, Inc.

================================================================================
OFFICERS AND DIRECTORS

James C. Swain, Chairman and Chief Executive Officer
Robert G. Avis, Director
William A. Baker, Director
Charles Conrad, Jr., Director
Jon S. Fossel, Director
Raymond J. Kalinowski, Director
C. Howard Kast, Director
Robert M. Kirchner, Director
Bridget A. Macaskill, Director and President
Ned M. Steel, Director
Andrew J. Donohue, Vice President
Robert E. Patterson, Vice President
George C. Bowen, Vice President, Secretary and Treasurer
Robert J. Bishop, Assistant Treasurer
Scott Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISOR

OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR

OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER
SERVICING AGENT

OppenheimerFunds Services

================================================================================
CUSTODIAN OF
PORTFOLIO SECURITIES

The Bank of New York

================================================================================
INDEPENDENT AUDITORS

Deloitte & Touche LLP

================================================================================
LEGAL COUNSEL

Myer, Swanson, Adams & Wolf, P.C.

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors. This is a copy of a report to shareholders of Oppenheimer Main Street California Tax-Exempt Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Main Street California Tax-Exempt Fund. For material information concerning the Fund, see the Prospectus.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

15  Oppenheimer Main Street California Tax-Exempt Fund

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-8 p.m. ET
Saturday 10 a.m.-2 p.m. ET
1-800-525-7048
--------------------------------------

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-852-8457
--------------------------------------

PHONELINK
24 hours a day, automated
information and transactions
1-800-533-3310
--------------------------------------

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-843-4461
--------------------------------------

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments
1-800-835-3104
--------------------------------------

RS0725.001.1295       February 28, 1996

[Picture of Jennifer Leonard]
[Caption] Jennifer Leonard, Customer Service Representative
OppenheimerFunds Service

''How may I help you?''

As an Oppenheimer funds shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

        And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

        When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that ''links'' your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

        For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

        You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

        So call us today--we're here to help.

[OPPENHEIMER LOGO]

OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270
---------------------------------------------
Bulk Rate
U.S. Postage
PAID
Permit No. 469
Denver, CO
---------------------------------------------